UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Approval of Radian Group Inc. 2021 Equity Compensation Plan

On May 21, 2026, stockholders of Radian Group Inc. (“Radian” or the “Company”) approved the Radian Group Inc. 2026 Equity Compensation Plan (the “2026 Equity Compensation Plan” or “Plan”). The Plan is described in Proposal 3 in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 2, 2026 (the “2026 Proxy Statement”) and is included in its entirety as Exhibit A to the 2026 Proxy Statement.

2026 Long-Term Incentive Awards

On May 21, 2026, the Compensation and Human Capital Management Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) granted annual long-term incentive awards (the “2026 LTI Awards”) to the Company’s executive officers, including the Company’s named executive officers: Richard G. Thornberry, Chief Executive Officer; Daniel Kobell, Senior EVP, interim Chief Financial Officer; Mary Dickerson, Senior EVP, Chief Operating and People Officer; Edward J. Hoffman, Senior EVP, General Counsel; and Eric Ray, Senior EVP, Chief Digital Officer (collectively referred to as, the “Named Executive Officers”).

All of the 2026 LTI Awards granted by the Company, including those awarded to the Named Executive Officers, as described in more detail below, were granted under the 2026 Equity Compensation Plan.

Each Named Executive Officer’s 2026 LTI Award is comprised of the following: (1) performance-based restricted stock units that will vest based on growth in the Company’s “LTI Book Value per Share” (as defined below), as may be adjusted by the “Relative TSR Modifier” (as defined below), over a three-year performance period (the “BV RSUs”); and (2) time-based restricted stock units that will vest over three years in pro rata installments (“Time- Based RSUs”). Consistent with the Company’s pay-for-performance philosophy, the BV RSUs comprise the majority of each Named Executive Officer’s 2026 LTI Award.

2026 Performance-Based Awards – BV RSUs

The Committee granted a target number of BV RSUs to each Named Executive Officer (“BV RSU Target”) in the following target amounts: Mr. Thornberry – 114,730 RSUs; Mr. Kobell – 20,490 RSUs; Ms. Dickerson – 17,210 RSUs; Mr. Hoffman – 27,870 RSUs; and Mr. Ray – 14,750 RSUs.

The BV RSUs will vest on May 25, 2029, subject to the attainment of specified performance goals (as described below), as well as certain conditions described below under “Termination of Employment Events.” Each vested BV RSU will be payable in one share of the Company’s common stock, following a one-year holding period after vesting.

On the vesting date, each Named Executive Officer will become vested in a number of the BV RSUs (from 0 to 200% of each BV RSU Target), with performance based on the Company’s cumulative growth in LTI Book Value per Share over the Performance Period (the “BV Payout Percentage”), adjusted by a Relative TSR

Modifier (shown in the second table below), in each case calculated against the following reference points:

Cumulative Growth in LTI Book Value per Share(1)	BV Payout Percentage (Percentage of BV RSU Target)
Maximum (≥50%)	200%
Target (35%)	100%
Threshold (≤20%)	0%

(1)

The Company’s “LTI Book Value per Share” is defined as: (A) book value adjusted to exclude: (1) accumulated other comprehensive income; and (2) the impact, if any, during the Performance Period from declared dividends on common shares and dividend equivalents on outstanding equity awards; divided by (B) basic shares of common stock outstanding.

If the Company’s cumulative growth in LTI Book Value per Share is less than or equal to 20%, the BV Payout Percentage will be zero. The results of the BV Payout Percentage, as described above, will be modified by a Relative TSR Modifier based on the percentage placement of the Company’s cumulative three-year total stockholder return for the Performance Period (“Company Absolute TSR”) in comparison to the total stockholder return of each of the companies included in the S&P SmallCap 600 Financials index as of April 1, 2026 (the “Relative TSR Performance”) based on the reference points set forth below.

Relative TSR Performance	Relative TSR Modifier
≥ 90th percentile	+25%
25th – 74th percentile	No modifier
≤ 10th percentile	-25%

If the Company’s cumulative growth in LTI Book Value per Share or Relative TSR Performance falls between two referenced percentages set forth in the tables above, the applicable payout percentage will be subject to straight-line interpolation. The actual number of BV RSUs that vest will be determined by multiplying each Named Executive Officer’s applicable BV RSU Target by the BV Payout Percentage and adding (or subtracting, if applicable) the Relative TSR Modifier; provided, however, if the Company Absolute TSR for the Performance Period is negative, the Relative TSR Modifier will not exceed the “no modifier” level. The maximum number of BV RSUs that may be payable will not exceed 200% of each Named Executive Officer’s BV RSU Target.

The BV RSUs include a one-year holding period after vesting, such that the vested BV RSUs will not be paid in shares (other than shares withheld to pay certain taxes due at vesting) until the one-year anniversary of the vesting date of the BV RSUs. However, as set forth in the applicable grant instrument, the post-vesting holding period will cease to apply in certain circumstances, such as the Executive’s: (i) death or disability, (ii) Involuntary Termination (as defined below) in connection with a change of control before the end of the Performance Period, or (iii) the occurrence of a change of control after the end of the Performance Period.

The BV RSUs provide for “double trigger” vesting in the event of a change of control. In the event of a change of control of the Company before the end of the Performance Period, absent an Involuntary Termination, the 2026 BV RSUs will become vested on the vesting date of the BV RSUs following the end of the Performance Period in an amount equal to the projected BV Payout Percentage for the full Performance Period, estimated as of the end of the fiscal quarter immediately prior to or coincident with the change of control, as modified by the Relative TSR Modifier and the Company Absolute TSR calculated through the change of control (the “CoC Performance Level”).

2026 Time-Based RSUs

The Committee granted Time-Based RSUs to the Named Executive Officers in the following amounts: Mr. Thornberry – 75,250 RSUs; Mr. Kobell – 13,440 RSUs; Ms. Dickerson – 11,290 RSUs; Mr. Hoffman – 18,280 RSUs; and Mr. Ray – 9,680 RSUs.

The Time-Based RSUs are scheduled to vest in three pro rata installments on May 25, 2027, May 25, 2028 and May 25, 2029; provided that the Named Executive Officer remains employed through the applicable vesting dates (except as set forth below under “Termination of Employment Events”). Upon vesting, each Time-Based RSU will be payable in one share of the Company’s common stock.

Termination of Employment Events

Generally, the BV RSUs and Time-Based RSUs would be treated as follows if the Executive’s employment is terminated for the following reasons:

Termination Event	BV RSUs	Time-Based RSUs
Voluntary Termination	All unvested BV RSUs are forfeited	All unvested Time-Based RSUs are forfeited

Involuntary Termination* (No Change of Control)

•

Except as set forth below, the target number of BV RSUs will be prorated for the number of months served between the grant date and date of termination, with vesting occurring on the original vesting date based on actual performance during the performance period

•

If terminated within six months of the grant date, the BV RSUs will be forfeited

•

If terminated during the six-months prior to the original vesting date, the BV RSUs will not be prorated (executive is eligible for full value of award)

•

If terminated on or before the first vesting date of the Time-Based RSUs, 33% of the Time-Based RSUs will automatically vest, and the remaining Time-Based RSUs will be forfeited

•

If terminated after the first vesting date of the Time-Based RSUs, any unvested Time-Based RSUs will automatically vest on the date of termination

Involuntary Termination* (Occurring 90 Days Before or One Year After Change of Control)	Accelerate vesting of BV RSUs as of the termination date (or, if later, on the date of the change of control) at the CoC Performance Level	Accelerate vesting of Time- Based RSUs in full on the termination date (or, if later, on the date of the change of control)

Death / Disability	Accelerate vesting of BV RSUs as of the date of death or disability at the BV RSU Target or, if a change of control has occurred, at the CoC Performance Level.	Accelerate vesting of Time-Based RSUs in full on date of death or disability

Retirement	BV RSUS are not forfeited and vest on the original vesting date based on actual performance during the performance or, if a change of control has occurred, at the CoC Performance Level.	Accelerate vesting of Time-Based RSUs in full on retirement date

*

An “Involuntary Termination” is generally defined as a termination of the Named Executive Officer’s employment by the Company other than for “cause” or a Named Executive Officer’s termination of employment for “good reason,” as each term is defined in the Named Executive Officer’s executive severance agreement. See also “Executive Severance Agreements” for additional information regarding the treatment of BV RSUs and Time-Based RSUs in connection with certain Named Executive Officers’ termination of employment by the Company other than for “cause.”

Dividend Equivalents

Named Executive Officers are entitled to receive dividend equivalents on the BV RSUs and the Time-Based RSUs. In general, the BV RSUs and the Time-Based RSUs provide that upon the declaration and payment by the Company of a cash dividend on its common stock, each Named Executive Officer will be entitled to receive a cash amount equal to the per-share cash dividend paid by the Company (a “Dividend Equivalent”), multiplied by the total number of BV RSUs and Time-Based RSUs, with the number of BV RSUs initially measured at the BV RSU Target level and adjusted at vesting based on performance under the award. Any Dividend Equivalents credited to BV RSUs and Time-Based RSUs are subject to the same vesting, payment, forfeiture and other terms and conditions as the related award, including, as it relates to the BV RSUs, the requirement that certain specified performance conditions be met.

Dividend Equivalents will accrue on unvested 2026 LTI Awards in a non-interest bearing book account and will not be paid to the Named Executive Officers prior to vesting of the 2026 LTI Awards. Unless the 2026 LTI Award is otherwise deferred under the Company’s deferred compensation plan for executives, such Dividend Equivalents, as adjusted to take into account achievement of the applicable performance goals with respect to the BV RSUs, will be paid when the 2026 LTI Awards vest. If and to the extent that the underlying 2026 LTI Awards are forfeited, all related Dividend Equivalents will be forfeited. With respect to the BV RSUs, Dividend Equivalents that accrue during the one-year holding period following the vesting of the BV RSUs will be paid when dividends are paid on the underlying common stock of the Company.

The foregoing summary of the 2026 LTI Awards is not a complete description of all of the terms and conditions of the BV RSUs and the Time-Based RSUs, and is qualified in its entirety by reference to the full text of the form of grant instruments, which the Company plans to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Executive Severance Agreements and Restrictive Covenants Agreements

On May 20, 2026, in connection with the appointment of a new Chief Executive Officer of the Company effective August 13, 2026, the Committee approved new executive severance agreements for all of the Company’s executive officers other than the Company’s current Chief Executive Officer, who is subject to an employment agreement, and Mr. Ray, Senior EVP, Chief Digital Officer, who previously announced his intention to retire from the Company. The following recently designated executive officers will be entitled to receive new severance agreements: Ms. Bartholomew and Messrs. Keleher, Kobell and Watson. In addition, while the terms and conditions of the severance agreements are substantially the same for all executive officers, the new severance agreements are being provided in the form of amended and restated agreements for the following executive officers with existing severance agreements: Ms. Dickerson and Messrs. Hoffman and Quigley.

As compared to the Company’s existing form of severance agreement for executive officers, the new severance agreements include the following changes:

Change to Good Reason

The new severance agreements include a modified definition of “Good Reason” to include “any permanent relocation of the Executive’s principal place of business to any office or location which is located more than seventy-five (75) miles from the location where the Executive is based immediately prior to the change in location, except that a requirement to comply with policies of the Company regarding office presence shall not constitute a Good Reason.”

Change to Equity Vesting

In addition, the new severance agreements provide that in the event an executive’s employment is terminated by the Company for any reason other than the executive’s Disability or for Cause (as each is defined in the agreement), if the executive executes and does not revoke a separation and release agreement, all of the executive’s outstanding time-based restricted stock units will vest without proration and all of the executive’s outstanding performance-based restricted stock units will remain outstanding without proration and will remain eligible to vest based on attainment of the applicable performance goals. For purposes of clarity, this provision will not apply if the executive terminates the executive’s employment for any reason, including for Good Reason.

The Company made these changes to update its executive severance arrangements in light of the Company’s planned leadership change and to enhance the retentive qualities of the agreements. Except as described above, and certain U.K.-specific terms for Mr. Watson, the material terms of the executive severance agreements are the same as described under “Potential Payments Upon Termination of Employment or Change of Control” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 2, 2026.

Restrictive Covenants Agreements

As a condition for the Company to enter into the new severance agreements, each executive officer entering into such an agreement must execute an updated restrictive covenants agreement. In light of the Company’s recent acquisition of Inigo Limited, a U.K.-based specialty (re)insurance business, the updated restrictive covenants agreement expands the geographic scope of the 12-month noncompetition covenant to include those countries outside of the United States in which the Company and its subsidiaries conduct business and broadens the definition of the relevant business to include all businesses in which Radian operates during the executive officer’s employment. In all other respects, the material terms of the updated restrictive covenants agreements are the same as described under “Potential Payments Upon Termination of Employment or Change of Control” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 2, 2026.

The description of the executive severance agreements and restrictive covenants agreements is qualified in its entirety by reference to the full text of the forms of such agreements, which the Company plans to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2026 Annual Meeting of Stockholders held on May 21, 2026, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

(1)	Election of eleven directors for a term of one year each, to serve until their successors have been duly elected and qualified or until their earlier removal or resignation:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Howard B. Culang	103,292,095	2,175,086	34,743	11,625,288

Fawad Ahmad	104,852,308	583,405	66,211	11,625,288

Brad L. Conner	104,913,827	465,002	123,095	11,625,288

Debra Hess	105,185,553	268,831	47,540	11,625,288

Anne Leyden	103,717,413	1,737,271	47,240	11,625,288

Seraina Macia	105,312,906	137,903	51,115	11,625,288

Brian D. Montgomery	104,866,529	451,531	183,864	11,625,288

Lisa Mumford	105,330,559	123,475	47,890	11,625,288

Jed Rhoads	105,265,429	146,718	89,777	11,625,288

Noel J. Spiegel	93,605,195	11,849,362	47,367	11,625,288

Richard G. Thornberry	105,094,212	359,707	48,005	11,625,288

(2)	Approval, by an advisory, non-binding vote, of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

100,744,127	4,695,745	62,052	11,625,288

(3)	Approval of the Radian Group Inc. 2026 Equity Compensation Plan:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

100,195,548	5,259,764	46,612	11,625,288

(4)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

FOR	AGAINST	ABSTAIN

116,051,986	1,049,387	25,839

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: May 27, 2026

	By:	/s/ Elizabeth A. Diffley
Elizabeth A. Diffley
Executive Vice President, Corporate Secretary